Exhibit 2.1

CERTIFICATE NUMBER INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS SHARES CUSIP NO. G2788T 103 PAR VALUE $0.002 CLASS A COMMON STOCK THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.002 EACH OF DOGNESS (INTERNATIONAL) CORPORATION TRASFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REFISTRAR. WITHNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS. DATED: COUNTERSIGNED AND REGISTERED ISLAND STOCK TRANSFER Transfer Agent By Authorized Signature 15500 Roosevelt Boulevard, Suite 301, Clearwater FL, 33760 727.289.0010

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM (TIC) - as tenants in common TEN ENT - as tenants by the entireties JT TEN (J/T) - as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN (TRANS) ACT ________ Custodian _______ (UGMA) (UTMA) (Cust) (Minor) under Uniform Gifts (Transfer) to Minors Act ____________________ (State) Additional abbreviations may also be used though not in the above list. hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE Shares of Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises Dated SIGNATERE GUARANTEE (BY BANK, BROKER, CORPORATE OFFICER) NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.